MARCH 31, 2016

CONSOLIDATED FINANCIAL

STATEMENTS (UNAUDITED)

NYSE SYMBOLS: ECC / ECCA / ECCZ

Important Information

This report is intended for the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus.

Investors should read the Company’s prospectus carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The information quoted herein represents information as of March 31, 2016. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

For more complete information, or to obtain a prospectus, please visit http://www.eaglepointcreditcompany.com.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner. The Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s NAV per share of common stock for the prior month end and, with respect to each calendar quarter end, an estimated range of the Company’s net investment income (“NII”) per share of common stock for the applicable quarter, generally made available within the first fifteen days after each calendar month end, and (2) during the latter part of each month, certain additional portfolio-level information, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII for the applicable quarter, if applicable.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the US Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2016

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $328,578,435)	$247,654,137
Cash	166,610
Interest receivable	13,968,783
Receivable for securities sold	9,462,797
Prepaid expenses	506,093
Total Assets	271,758,420

LIABILITIES

Mandatorily redeemable preferred stock (Note 7):
Mandatorily redeemable preferred stock (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with mandatorily redeemable preferred stock	(1,901,291)
Net mandatorily redeemable preferred stock less associated unamortized deferred debt issuance costs	43,548,709

Unsecured notes payable (Note 8):
Unsecured notes payable (1,000,000 notes outstanding)	25,000,000
Unamortized deferred debt issuance costs associated with unsecured notes payable	(1,143,182)
Net unsecured notes payable less associated unamortized deferred debt issuance costs	23,856,818

Payable for securities purchased	11,587,125
Common stock distribution payable	8,295,081
Incentive fee payable	2,869,222
Management fee payable	999,542
Professional fees payable	174,379
Administration fees payable (Note 4)	167,026
Directors' fees payable	86,375
Due to affiliates	37,482
Other expenses payable	150,600
Total Liabilities	91,772,359

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to 13,825,135 shares of $0.001 par value common stock outstanding	$179,986,061

NET ASSETS consist of:
Paid-in capital (Notes 5 & 6)	$270,387,378
Accumulated net realized gain (loss) on investments	809,087
Accumulated net unrealized appreciation (depreciation) on investments	(80,924,298)
Aggregate common stock distributions paid in excess of net investment income	(10,286,106)
Total Net Assets	$179,986,061
Net asset value per share of common stock	$13.02

See accompanying notes to the consolidated financial statements

1

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of March 31, 2016

(expressed in U.S. dollars)

(Unaudited)

		Principal		Fair	% of Net
Issuer	Investment (1)	Amount	Cost	Value (2)	Assets
CLO Debt
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F (7.52% due 10/19/27) (3)	$1,150,000	$1,043,495	$801,740	0.45%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (7.72% due 7/15/27) (3)	3,500,000	3,163,297	2,219,700	1.23%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (6.67% due 7/18/27) (3)	750,000	704,491	489,038	0.27%
Zais CLO 3, Ltd.	CLO Secured Note - Class E (7.92% due 7/15/27) (3)	2,600,000	2,310,340	1,513,720	0.84%
			7,221,623	5,024,198	2.79%
CLO Equity
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 15.34% due 4/15/25) (4)(5)	11,177,500	7,696,086	5,837,828	3.24%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 14.57% due 7/17/26) (4)	10,875,000	7,705,523	2,928,738	1.63%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 16.65% due 1/18/25) (4)(5)	12,939,125	8,192,120	6,024,920	3.35%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 19.03% due 7/15/28) (4)(5)	18,250,000	16,161,968	11,934,167	6.63%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 15.45% due 1/22/25) (4)	5,000,000	4,009,769	2,937,776	1.63%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 20.75% due 11/23/25) (4)	8,180,000	5,943,512	4,957,659	2.75%
CIFC Funding 2013-I, Ltd.	CLO Subordinated Note (estimated yield of 14.85% due 4/16/25) (4)	4,000,000	3,074,637	1,951,978	1.08%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (estimated yield of 14.79% due 4/21/25) (4)(5)	12,325,000	7,122,736	5,935,041	3.30%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 27.80% due 4/21/25) (4)	4,025,000	1,700,563	1,906,670	1.06%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 18.04% due 4/18/25) (4)(5)	13,387,500	8,830,583	6,092,128	3.38%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 18.04% due 4/18/25) (4)	500,000	351,996	213,202	0.12%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.19% due 7/22/26) (4)	5,000,000	3,846,071	2,638,947	1.47%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 14.11% due 10/17/26) (4)	7,000,000	5,278,703	3,335,772	1.85%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 16.75% due 10/19/27) (4)(5)	15,400,000	12,397,420	11,062,409	6.15%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 19.52% due 7/15/27) (4)(5)	27,300,000	21,133,323	15,496,216	8.61%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 14.82% due 1/16/26) (4)(5)	20,000,000	14,306,139	7,471,288	4.15%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 14.82% due 1/16/26) (4)	7,360,000	4,914,811	2,338,304	1.30%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 13.12% due 10/15/26) (4)	5,000,000	3,535,180	1,352,120	0.75%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 17.20% due 4/19/26) (4)	16,560,000	13,331,528	8,522,870	4.74%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.43% due 10/22/25) (4)	5,750,000	4,425,404	1,897,608	1.05%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 14.24% due 5/13/25) (4)	2,975,000	2,043,019	1,445,631	0.80%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 15.67% due 10/28/25) (4)	10,526,000	8,202,096	5,028,823	2.79%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.42% due 7/18/27) (4)	14,500,000	12,427,265	11,133,436	6.19%
Octagon Investment Partners 26, Ltd.	CLO Subordinated Note (estimated yield of 16.96% due 4/15/27) (4)(5)	13,750,000	11,587,125	11,587,125	6.44%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 18.17% due 1/15/24) (4)(5)	12,325,000	8,476,628	4,103,695	2.28%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 18.17% due 1/15/24) (4)	4,250,000	2,702,627	1,341,029	0.75%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 15.76% due 4/15/26) (4)	3,000,000	2,162,609	1,221,641	0.68%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 15.08% due 10/25/25) (4)	12,000,000	8,760,819	4,569,006	2.54%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 13.45% due 8/12/26) (4)	2,500,000	2,058,769	1,241,081	0.69%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 12.13% due 10/20/25) (4)	6,750,000	5,497,076	3,048,321	1.69%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 12.29% due 4/15/26) (4)	2,500,000	1,709,135	750,558	0.42%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 21.00% due 4/15/25) (4)(5)	2,125,000	1,660,189	1,342,426	0.75%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (estimated yield of 7.68% due 1/18/26) (4)	1,275,000	93,084	422,849	0.23%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.15% due 1/18/26) (4)	11,462,250	8,321,001	5,984,460	3.32%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.65% due 1/22/27) (4)	13,000,000	10,592,558	9,538,279	5.30%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 15.28% due 10/14/26) (4)	10,000,000	8,256,785	5,232,619	2.91%
Zais CLO 3, Ltd.	CLO Subordinated Note (estimated yield of 19.04% due 7/15/27) (4)(5)	11,750,000	8,847,955	5,631,427	3.13%
			257,356,812	178,458,047	99.15%
Loan Accumulation Facilities (6)
Kingston CLO, Ltd. (7)	Loan Accumulation Facility (Class A preference shares)	17,800,000	17,800,000	17,900,941	9.95%
Mountain View CLO XI Ltd.	Loan Accumulation Facility (Class A preference shares)	13,800,000	13,800,000	13,845,879	7.69%
THL Credit Wind River 2015-3 CLO Ltd.	Loan Accumulation Facility (Class A preference shares)	20,400,000	20,400,000	20,455,866	11.37%
Warehouse Parent II, Ltd. (7)	Loan Accumulation Facility (Preference shares)	12,000,000	12,000,000	11,969,206	6.65%
			64,000,000	64,171,892	35.66%
Total investments at fair value as of March 31, 2016			$328,578,435	$247,654,137	137.60%

Net assets above (below) fair value of investments				(67,668,076)

Net assets as of March 31, 2016				$179,986,061

(1)	All investments categorized as structured finance securities.
(2)	Fair value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.
(3)	CLO debt positions reflect the current coupon rates as of March 31, 2016.
(4)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted as needed. The estimated yield and investment cost may ultimately not be realized.
(5)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(6)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(7)	Kingston CLO, Ltd. was previously reported as OFSI VIII, Ltd. and Warehouse Parent II, Ltd. was previously reported as Waterson Park CLO, Ltd.

See accompanying notes to the consolidated financial statements

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2016

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$13,534,437
Other income	225,720
Total Investment Income	13,760,157

EXPENSES
Incentive fee	2,108,187
Management fee	999,542
Interest expense on mandatorily redeemable preferred stock	956,519
Interest expense on unsecured notes payable	497,667
Administration fees (Note 4)	201,612
Professional fees	185,012
Tax expense	165,335
Directors' fees	86,375
Other expenses	127,161
Total Expenses	5,327,410

NET INVESTMENT INCOME	8,432,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	12,797
Net change in unrealized appreciation (depreciation) on investments	(9,848,470)
NET GAIN (LOSS) ON INVESTMENTS	(9,835,673)

NET INCOME (LOSS) AND NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,402,926)

See accompanying notes to the consolidated financial statements

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	three months ended	three months ended
	March 31, 2016	March 31, 2015
INVESTMENT INCOME
Interest income	$13,534,437	$8,218,432
Other income	225,720	143,711
Total Investment Income	13,760,157	8,362,143

EXPENSES
Incentive fee	2,108,187	1,375,207
Management fee	999,542	1,144,421
Interest expense on mandatorily redeemable preferred stock	956,519	-
Interest expense on unsecured notes payable	497,667	-
Administration fees (Note 4)	201,612	126,224
Professional fees	185,012	104,089
Tax expense	165,335	45,250
Directors' fees	86,375	79,375
Other expenses	127,161	67,556
Total Expenses	5,327,410	2,942,122

NET INVESTMENT INCOME	8,432,747	5,420,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	12,797	99,565
Net change in unrealized appreciation (depreciation) on investments	(9,848,470)	(1,730,809)
NET GAIN (LOSS) ON INVESTMENTS	(9,835,673)	(1,631,244)

NET INCOME (LOSS) AND NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,402,926)	$3,788,777

Note: The above Consolidated Statements of Operations includes the three months ended March 31, 2015 which has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	three months ended	year ended
	March 31, 2016	December 31, 2015
Net income (loss) and net increase (decrease) in net assets resulting from operations:
Net investment income	$8,432,747	$26,069,657
Net realized gain (loss) on investments	12,797	265,277
Net change in unrealized appreciation (depreciation) on investments	(9,848,470)	(67,292,826)
Total net income (loss) and net increase (decrease) in net assets resulting from operations	(1,402,926)	(40,957,892)

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(8,295,081)	(26,069,657)
Common stock distributions from net realized gains on investments	-	(265,277)
Common stock distributions from return of capital	-	(6,822,840)
Total common stock distributions paid to stockholders	(8,295,081)	(33,157,774)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	-
Issuance of shares of common stock upon the Company's initial public offering	-	-
Proceeds from issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	76,983	162,291
Total capital share transactions	76,983	162,291

Total increase (decrease) in net assets	(9,621,024)	(73,953,375)
Net assets at beginning of period	189,607,085	263,560,460
Net assets at end of period	$179,986,061	$189,607,085

Capital share activity:
Shares of common stock issued upon conversion	-	-
Shares of common stock sold upon the Company's initial public offering	-	-
Shares of common stock issued in accordance with the Company's dividend reinvestment plan	5,025	8,752
Total increase (decrease) in capital share activity	5,025	8,752

See accompanying notes to the consolidated financial statements

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBER'S EQUITY

For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

(expressed in U.S. dollars)

(Unaudited)

Member's equity at beginning of period	$-
Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain (loss) on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972
Member's equity at end of period	$173,338,066

Units issued and outstanding as of October 5, 2014 (prior to conversion) (1)	2,500,000

Net asset value per unit	$69.34

(1) Units were converted into 8,656,057 shares of common stock, effective October 6, 2014.

See Note 5 "Sole Member's Equity" for further discussion relating to Member's Equity for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014.

Note: The above Consolidated Statement of Member's Equity represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

See accompanying notes to the consolidated financial statements

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the three months ended March 31, 2016

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$(1,402,926)

Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(41,387,688)
Proceeds from sales or maturity of investments (1)	18,188,175
Net realized (gain) loss on investments	(12,797)
Net change in unrealized (appreciation) depreciation on investments	9,848,470
Net amortization (accretion) included in interest expense on mandatorily redeemable preferred stock	65,922
Net amortization (accretion) included in interest expense on unsecured notes payable	60,168
Net amortization (accretion) of premiums or discounts on CLO debt securities	(9,679)
Changes in assets and liabilities:
Interest receivable	(1,775,569)
Receivable for securities sold	(9,462,797)
Prepaid expenses	9,654
Payable for securities purchased	11,587,125
Incentive fee payable	708,187
Management fee payable	(41,071)
Professional fees payable	41,410
Administration fees payable	2,506
Directors' fees payable	86,375
Due to affiliates	67,482
Accrued interest on unsecured notes payable	(131,250)
Other expenses payable	(1,377)

Net cash provided by (used in) operating activities	(13,559,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(8,292,066)
Proceeds from shares of common stock issued in accordance with the Company's dividend reinvestment plan	76,983

Net cash provided by (used in) financing activities	(8,215,083)

NET INCREASE (DECREASE) IN CASH	(21,774,763)

CASH, BEGINNING OF PERIOD	21,941,373

CASH, END OF PERIOD	$166,610

Supplemental disclosure of non-cash financing activities:
Change in distributions declared on shares of common stock, not yet paid	$3,015

Supplemental disclosures:
Cash paid for interest expense on mandatorily redeemable preferred stock	$880,597
Cash paid for interest expense on unsecured notes payable	$568,750

(1) Proceeds from sales or maturity of investments includes $8,725,378 of cash flows reflected as return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of March 31, 2016, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Sole Member’s Equity” and Note 6 “Common Stock” for further discussion relating to the Conversion and the IPO.

The Company intends to operate so as to be qualified to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of newly issued CLO equity, the Company may receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a nationally recognized valuation firm as an input to the Company’s evaluation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered by the Company in its evaluation of the fair value of such investments and is not determinative of the Company’s assessment of such fair value.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

Interest income from investments in CLO equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”). For the three months ended March 31, 2016, the Company was charged a total of $956,519 in interest expense on the Series A Term Preferred Stock, of which, $0 was payable as of March 31, 2016. For the three months ended March 31, 2016, the Company was charged a total of $497,667 in interest expense on the Series 2020 Notes, of which $0 was payable as of March 31, 2016.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Series A Term Preferred Stock and its Series 2020 Notes.

See Note 7 “Mandatorily Redeemable Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Series A Term Preferred Stock issuance and the Series 2020 Notes issuance, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Series A Term Preferred Stock and Series 2020 Notes. Deferred debt issuance costs were capitalized at the time of issuance and will be amortized on a straight-line basis, which approximates the effective interest method, over the respective terms of the Series A Term Preferred Stock and Series 2020 Notes. Amortization of deferred debt issuance costs are reflected in the interest expense on mandatorily redeemable preferred stock and interest expense on unsecured notes payable balances in the Consolidated Statement of Operations. In the event of an early termination of the Company’s Series A Term Preferred Stock or its Series 2020 Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of March 31, 2016.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Shelf registration expenses represent fees and expenses incurred in connection with the Company’s shelf registration, not allocated to the Series 2020 Notes offering costs.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

As of March 31, 2016, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$386,222,722

Gross unrealized appreciation	206,107
Gross unrealized depreciation	(138,774,692)
Net unrealized depreciation	$(138,568,585)

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, has elected to be treated as a corporation for federal income tax purposes. For the three months ended March 31, 2016, the Company incurred $45,600 in Delaware franchise tax expense. Additionally, Eagle Point Credit Company Sub LLC incurred $102,825 in federal income tax expense and $16,910 in state income tax expense.

Distributions

Distributions paid to common stockholders from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be declared and paid quarterly. Distributions paid to common stockholders are recorded as a liability on declaration date and are automatically reinvested in full shares of the Company as of the payment date, in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular quarterly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net investment income over the Company’s aggregate quarterly distributions paid during the year.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to re-characterization for federal income tax purposes at year-end.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2016:

Fair Value Measurement

	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$5,024,198	$5,024,198

CLO Equity	-	-	178,458,047	178,458,047

Loan Accumulation Facilities	-	-	64,171,892	64,171,892
Total Investments at Fair Value	$-	$-	$247,654,137	$247,654,137

There were no transfers of investments between these levels during the three months ended March 31, 2016.

The changes in investments classified as Level III are as follows for the three months ended March 31, 2016:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2016	$5,843,523	$182,953,024	$45,484,071		$234,280,618

Purchases of investments	-	13,287,688 (1)	28,100,000		41,387,688

Proceeds from sales or maturity of investments	-	(8,725,378)	(9,462,797	)(1)	(18,188,175)

Net (amortization) accretion of premiums or discounts on CLO debt securities	9,679	-	-		9,679

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(829,005)	(9,057,286)	50,618		(9,835,673)

Balance as of March 31, 2016	$5,024,198	$178,458,047	$64,171,892		$247,654,137

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2016	$(829,005)	$(9,057,286)	$37,821		$(9,848,470)

(1) Reflects $9,450,000 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of March 31, 2016 was $(9,848,470).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2016. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements, as of March 31, 2016.

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

	Quantitative Information about Level III Fair Value Measurements

	Fair Value as of	Valuation
Assets	March 31, 2016	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$178,458,047	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%

			Constant Prepayment Rate	20.00%

			Reinvestment Spread	3.50% - 3.95% / 3.79%

			Reinvestment Price	98.50%

			Reinvestment Floor (1)	1.00%

			Recovery Rate	66.85% - 70.00% / 68.90%

			Discount Rate to Maturity	15.00% - 60.70% / 26.51%

(1) Assumed 1.0% reinvestment floor for 2 years after purchase of asset and 0.0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Secured Notes

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of March 31, 2016.

The Adviser categorizes CLO secured notes as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Investment Risk Factors and Concentration of Investments

Market Risk.

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Concentration Risk.

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk.

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs.

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities.

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Interest Rate Risk.

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.

An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk.

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.

As of the date of the consolidated financial statements, interest rates in the United States are near historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Leverage Risk.

The Company has incurred leverage through the issuances of the Series A Term Preferred Stock and the Series 2020 Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk.

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk.

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the ‘‘Advisory Agreement’’) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Series A Term Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $999,542 for the three months ended March 31, 2016, all of which was payable as of March 31, 2016.

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or issued and outstanding unsecured notes payable, but excluding the incentive fee). PNII includes accrued income the Company has not yet received in cash, including investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities). PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses.

PNII, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $2,108,187 for the three months ended March 31, 2016, all of which was included in the payable balance of $2,869,222 as of March 31, 2016.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the ‘‘Administration Agreement’’) with the Administrator, a wholly-owned subsidiary of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations; generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief financial officer, chief compliance officer and the Company’s allocable portion of the compensation of any related support staff. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the board of directors, including by a majority of the Company’s independent directors, on an annual basis, subject to an initial two-year term.

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

For the three months ended March 31, 2016, the Company was charged a total of $201,612 in administration fees consisting of $162,982 and $38,630, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which, $167,026 was payable as of March 31, 2016.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64.0% of the Company’s common stock and 0.9% of the Series A Term Preferred Stock. This represents 56.7% of the total outstanding voting stock of the Company as of March 31, 2016. Additionally, certain officers of the Company hold 0.2% of the Series 2020 Notes as of March 31, 2016.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	SOLE MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On June 6, 2014, the Sole Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio

	Cost	Fair Value
	as of June 6, 2014	as of June 6, 2014

CLO Debt	$6,586,030	$6,632,450

CLO Equity	79,864,526	83,219,961

Loan Accumulation Facilities	57,375,000	59,074,155
Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as accepted by the Company’s audit committee and the Board.

6.	COMMON STOCK

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful offering. This cost was borne by all common stockholders of the Company as a charge to stockholders’ equity. The Company has used the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

On October 8, 2014, the Company’s shares began trading on the NYSE under the symbol “ECC.” As of March 31, 2016, there were 100,000,000 shares of common stock authorized, of which 13,825,135 shares were issued and outstanding.

7.	MANDATORILY REDEEMABLE PREFERRED STOCK

On May 18, 2015, the Company closed an underwritten, public offering of 1,600,000 shares of Series A Term Preferred Stock at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and offering expenses.

Subsequently, the underwriters partially exercised the thirty-day overallotment option granted to them in connection with the offering on June 2, 2015, and purchased an additional 218,000 shares of Series A Term Preferred Stock, resulting in additional gross proceeds of $5.5 million and approximately $5.2 million in additional net proceeds to the Company, after payment of underwriting discounts and commissions. The Company has used the net proceeds from the issuance of the Series A Term Preferred Stock to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

The Series A Term Preferred Stock is listed on the NYSE under the symbol “ECCA.”

As of March 31, 2016, there were 20,000,000 shares of preferred stock authorized, of which 1,818,000 shares were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022 at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Series A Term Preferred Stock.

8.	UNSECURED NOTES

On December 4, 2015, the Company closed an underwritten, public offering of $25.0 million in aggregate principal amount of Series 2020 Notes, resulting in net proceeds of $23.8 million, after payment of underwriting discounts, commissions and offering expenses. The Series 2020 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Company has used the net proceeds from the issuance of the Series 2020 Notes to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

The Series 2020 Notes are listed on the NYSE under the symbol “ECCZ.”

As of March 31, 2016, there were 1,000,000 unsecured notes issued and outstanding.

The Series 2020 Notes will mature on December 31, 2020 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2020 Notes in whole or in part at any time or from time to time at the Company’s option, on or after December 31, 2017.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Series 2020 Notes.

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Series A Term Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness, such as the Series 2020 Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Series A Term Preferred Stock and the Series 2020 Notes require the Company to redeem shares of the Series A Term Preferred Stock and/or a certain principal amount of the Series 2020 Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Series A Term Preferred Stock and Series 2020 Notes, as of March 31, 2016 and for the year ended December 31, 2015:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	March 31, 2016	December 31, 2015

Total assets	$271,758,420	$268,960,952
Less liabilities and indebtedness not represented by senior securities	(24,366,832)	(12,074,430)
Net total assets and liabilities	247,391,588	256,886,522

Series A Term Preferred Stock	45,450,000	45,450,000
Series 2020 Notes	25,000,000	25,000,000
	70,450,000	70,450,000

Asset coverage of preferred stock (1)	351%	365%
Asset coverage of debt securities (2)	990%	1028%

(1)	The asset coverage of preferred stock, which includes the Series A Term Preferred Stock, is calculated in accordance with section 18(h) of the 1940 Act, as generally described in Note 9.
(2)	The asset coverage ratio of debt securities, which includes the Series 2020 Notes, is calculated in accordance with section 18(h) of the 1940 Act, as generally described in Note 9.

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Information about the Company’s senior securities, shown in the following table as of March 31, 2016 and as of December 31, 2015, have been derived from the consolidated financial statements. The Company had no senior securities outstanding as of December 31, 2014.

	Total Amount
	Outstanding Exclusive	Asset Coverage	Involuntary Liquidating	Average Market
Class	of Treasury Securities	Per Unit (1)	Preference Per Unit (2)	Value Per Unit (3)

For the three months ended March 31, 2016
Series A Term Preferred Stock	$45,450,000	$87.79	$25	$24.52
Series 2020 Notes	$25,000,000	$9,895.66	N/A	$24.15

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Series A Term Preferred Stock and the Series 2020 Notes in accordance with section 18(h) of the 1940 Act. With respect to the Series A Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Series 2020 Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Series A Term Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Series A Term Preferred Stock (NYSE: ECCA) and (b) $25 principal amount of the Series 2020 Notes (NYSE: ECCZ) for each day during the three months ended March 31, 2016 and for the year ended December 31, 2015, for which the applicable security was listed on the NYSE.

10.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2016, the Company had no unfunded commitments.

11.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

12.	RECENT ACCOUNTING PRONOUNCEMENTS

As of the date of these consolidated financial statements, there were no accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

22

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

13.	SUBSEQUENT EVENTS

The Company has recorded a common stock distribution payable of $8,295,081 or $0.60 per share, for distributions declared as of March 31, 2016. The distribution was paid to common stockholders on April 29, 2016. In accordance with the Company’s DRIP, 47,356 new shares of common stock were issued to common stockholders as of April 29, 2016.

On April 4, 2016, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on April 29, 2016 to holders of record on April 15, 2016. The additional distributions are payable on each of May 31, 2016 and June 30, 2016 to holders of record on May 16, 2016 and June 15, 2016, respectively.

On May 13, 2016, the Company priced a public offering of 1,250,000 shares of its common stock at $17.65 per share, resulting in net proceeds to the Company of approximately $20.9 million after payment of underwriting discounts and commissions and estimated offering expenses. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 187,500 shares of common stock to cover overallotments, if any. The Company plans to use the net proceeds from this offering of its common stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes. The offering closed on May 18, 2016.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	For the	For the	For the period from
	three months ended	year ended	October 6, 2014
Per Share Data	March 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$13.72	$19.08	$20.00

Offering costs associated with the Company's initial public offering	-	-	(0.07)

Net asset value at beginning of period net of offering costs	13.72	19.08	19.93

Net investment income (1)	0.61	1.89	0.32

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.71)	(4.85)	(0.62)

Net income (loss) and net increase (decrease) in net assets resulting from operations	(0.10)	(2.96)	(0.30)

Common stock distributions from net investment income	(0.60)	(1.89)	(0.31)

Common stock distributions from net realized gains on investments	-	(0.02)	-

Common stock distributions from return of capital	-	(0.49)	(0.24)

Total common stock distributions declared to stockholders	(0.60)	(2.40)	(0.55)

Net asset value at end of period	$13.02	$13.72	$19.08

Per share market value at beginning of period	$16.43	$20.10	$19.93

Per share market value at end of period	$16.40	$16.43	$20.10

Total return (2)	3.73%	-8.12%	0.85%

Shares of common stock outstanding at end of period	13,825,135	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$179,986,061	$189,607,085	$263,560,460
Ratio of expenses to average net assets (3)	12.12%	6.73%	2.13%
Ratio of net investment income to average net assets (3)	19.18%	10.78%	6.84%
Portfolio turnover rate (4)	3.74%	39.07%	37.11%
Asset coverage of preferred stock	351%	365%	N/A
Asset coverage of debt securities	990%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with mandatorily redeemable preferred stock are reflected in net investment income, and totaled ($0.06) and ($0.01) per share of common stock, respectively, for the three months ended March 31, 2016. Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with mandatorily redeemable preferred stock are reflected in net investment income, and totaled ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Total return based on market value is calculated assuming that shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and that distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and that the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the period from October 6, 2014 to December 31, 2014 are not annualized.
(3)	Ratios for the three months ended March 31, 2016 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(4)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

24

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12

Net investment income	3.10

Net realized and unrealized capital gain (loss) on investments	0.56

Total from investment operations	3.66

Adjustment for additional cash contributions	3.56

Net asset value at end of period	$69.34

Total return (1)	5.89%

Ratios and Supplemental Data:

Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

25

Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

20 Horseneck Lane

Greenwich, CT 06830

Transfer Agent, Registrar, Dividend

Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(800) 937 5449

www.eaglepointcreditcompany.com